Capital Risk Management (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Capital Risk Management
Borrowings, current portion	$ 553,161	$ 245,626
Borrowings, non-current portion	3,105,059	3,527,595
Lease liabilities, current portion	30,905	9,644
Lease liabilities, non-current portion	271,945	186,526
Total debt	3,961,070	3,969,391
Total equity	1,568,371	1,597,137	$ 1,649,853	$ 1,983,122
Total debt and equity	$ 5,529,441	$ 5,566,528
Gearing ratio	71.60%	71.30%